UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been portfolio managers since 2015.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets but the markets quickly resumed their advance after digesting the initial shock.

Despite several bouts of significant volatility, the U.S. equity market extended its recovery as major market indexes such as the S&P 500® Index, the Dow Jones Industrials Average and the NASDAQ Index reached record highs later in 2016 and posted double-digit gains for 2016, fueled by Trump’s election and improving economic conditions. The bellwether S&P 500® Index, for example, gained 11.96% over the twelve-month reporting period. However, the index experienced a significant divergence among sector performance with energy the standout on the positive side with a gain of around 27%. The sector benefited as oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. The telecommunication services and financial sectors also turned in strong gains of more than 23% and 21%, respectively. Following the election, investors bid up many financial stocks due to prospects for strong economic growth and fewer regulations, coupled with the rising rate bias indicated by the Fed. Health care was only the sector in the red for 2016 with a -2% return. Concerns about drug pricing controls and later in the reporting period, the possible repeal of the Affordable Care Act under the new administration, weighed down the segment. The real estate investment trust (REITs) sector also turned in lackluster results after a strong start to 2016, advancing only around 2% for the reporting period as rising interest rates lessened their appeal. During the reporting period, REITs were broken out from financials as a stand-alone sector, bringing the number of sectors in the index to eleven.

Small-cap stocks in the U.S. recovered from last year’s underperformance and gained momentum as the reporting period progressed, turning in results significantly better than their large-cap brethren with a 21.31% return according to the Russell 2000® Index. The election results gave the segment an additional boost since small caps are likely to benefit the most from “Trumpenomics” due to their smaller size, domestic focus and greater insulation from potential trade wars. Small caps also handily beat mid-cap stocks, which posted a return of 13.80% as measured by the Russell Midcap Index. Across the capitalization spectrum in the U.S., investors favored the more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks during this time frame. Meanwhile, in overseas markets, Europe struggled and turned in basically flat results for the period, dragging down the overall return

6	NUVEEN

of the MSCI EAFE Index to 1.51% for the twelve-month reporting period. Emerging markets fared much better, outpacing developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 11.60%.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2016?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Custom Blended Benchmark, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Benchmark constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we began adding energy exposure where appropriate to add cyclicality to the Fund’s portfolio and because the sector likely has regulatory and policy tailwinds from the new Trump administration. Also, midway through the reporting period, we began reducing the Fund’s U.S. REIT preferred exposure and continued to do so through the end of October 2016. At that time, the Fund was positioned with the lowest weight in REIT preferreds that it has had since its inception at around 13% of the portfolio. The shift was mostly because of the significant premiums that real estate preferreds had been trading at as investors continued to pile into the highest yielding parts of the market. The move was prescient because the dramatic increase in interest rates shortly thereafter adversely affected the U.S. REIT preferred group, which gave us the opportunity to add back slightly after valuations became more attractive. Also during the reporting period, we added fairly significantly to the infrastructure preferred segment of the Fund by increasing our holdings in hybrids, mandatory convertible securities and straight utility preferreds. At the end of the reporting period, the infrastructure preferred segment represented approximately 25% of the Fund’s portfolio. We believed valuations looked more appealing in those segments, although at lower current yields, potentially providing more downside protection because these securities are trading at better relative valuations than most of the preferred universe that we would consider appropriate for this portfolio.

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Portfolio Managers’ Comments (continued)

The Fund’s allocations to REIT common equities ended the reporting period up modestly to around 25.5% of Fund assets. While real estate fundamentals remained supportive, we believed that growth within the sector was beginning to slow a bit, especially in some of the larger coastal markets. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, the Fund continued to have a slight underweight to REIT equities and, as mentioned above, its REIT preferred exposure fell to its lowest level since inception.

The Fund’s high yield fixed income exposure ended 2016 slightly lower at around 13% of the portfolio. Within the high yield portfolio, we maintained our largest sector weighting in the pipeline segment. Our next three biggest concentrations were in data centers, real estate and hospitals; however, we continued to invest our high yield portfolio across the spectrum of infrastructure. While our outlook for the high yield sector for 2017 is positive, our total return expectations have come down somewhat given the very strong performance of the group in 2016.

How did the Fund perform during this twelve-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2016. For the twelve-month reporting period ended December 31, 2016, the Fund’s total return at net asset value (NAV) outperformed its JRI Custom Blended Benchmark and the Morgan Stanley Capital International (MSCI) World Index.

All five of the “real asset” categories represented in the JRI Custom Blended Benchmark produced positive absolute returns during the twelve-month reporting period, but with fairly significant divergence among the returns. High yield bonds made an impressive recovery to turn in the strongest results among the five real asset categories represented in the Fund, gaining 17.13% during the reporting period as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. The segment was helped along by continued accommodative policy by the Fed, which in turn drove more inflows into the market, and recovering period prices. High yield spreads contracted during the reporting period, coming close to the tightest level that they’ve been during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which bounced back sharply after the oil price collapse in 2014 and 2015.

The global infrastructure sector was also a strong performer during the reporting period gaining 12.43% as measured by the S&P Global Infrastructure Index, slightly outperforming the broad U.S. equity (S&P 500® Index) market return of 11.96% and further outpacing the global equity (MSCI World Index) market return of 8.15%. However, all of the segment’s gains came in the first half of the reporting period when the more defensive global infrastructure stocks held up much better than the broader markets during both the initial stock market sell-off and the rebound following the bottoming of oil prices in mid-February 2016. The infrastructure sector continued to perform well as global growth waned, interest rates fell and political uncertainty escalated, especially in Europe thanks to the U.K.’s Brexit vote to leave the European Union. In the second half of the reporting period, however, global infrastructure underperformed. Investors rotated sharply into more economically sensitive and cyclical sectors after the yield on the 10-year Treasury jumped nearly 1% and investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017.

The public commercial real estate sector posted a 4.99% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, which significantly underperformed the broader global equity markets. Real estate shares were adversely affected by the quick and substantial move higher in global interest rates along with a change in investor sentiment as defensive areas such as real estate and infrastructure were used as a source of funds to move into more cyclical areas. The election of Donald Trump in the U.S. was the catalyst for the distinct bifurcation in the marketplace because his pro-business and pro-growth rhetoric paved the way for higher expected inflation, higher interest rates, higher growth and a bid for more economically-sensitive sectors. After significant outperformance during the first half of the reporting period by real estate relative to other equities, the second half proved to be the mirror image and in fact

8	NUVEEN

eclipsed the return advantage entirely. Meanwhile, both of the Fund’s preferred benchmarks produced somewhat muted returns relative to the other three segments during the reporting period with the Wells Fargo Hybrid & Preferred Securities REIT Index gaining 3.65% and the Bloomberg Barclays Global Capital Securities Index up 2.91%.

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, while producing a total return ahead of its JRI Custom Blended Benchmark. As noted above, we attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the blended benchmark was driven by favorable results across three of the five sections of its portfolio, led by the REIT common equity segment, followed by the infrastructure preferred and REIT preferred segments. The Fund also outperformed the MSCI World Index during the reporting period due to its focus on the more defensive areas of the market. As noted above, these areas performed particularly well during the first half of the reporting period in the midst of heightened market and oil price volatility and dramatically falling interest rates.

The most significant contributor to the Fund’s outperformance was our stock selection within the REIT common equity portion of the portfolio. Our focus on higher yielding companies in the portfolio led our REIT holdings in general to outperform as investors continued to clamor for income throughout the reporting period. Eleven of the fifteen property types we owned in the real estate portfolio outperformed their respective benchmark sectors with office and health care leading the way.

Relative to the blended benchmark, the Fund also benefited from strong security selection in the infrastructure preferred sector. Collectively, our holdings solidly outpaced the somewhat muted return of the overall sector; however, these gains were partially offset by an overweight position in the space. The largest sector weight within our infrastructure preferred investments was to pipeline companies, which have almost no representation in the index. In general, we have added to the energy area over the past year based on more attractive valuations and a bottoming in crude oil prices. We continue to favor the area for the cyclicality it offers and because of the likelihood for a friendly administration from a regulatory and policy standpoint. While preferreds are typically somewhat sensitive to changes in interest rates, our pipeline holdings produced strong positive absolute returns.

Real estate preferred shares within the Fund’s portfolio performed well on both an absolute and relative basis. The leading contributor to our relative outperformance was a lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark was down around 2.5% during the reporting period, mainly due to decelerating fundamentals in the segment. Occupancy gains have slowed in the sector, which is near full capacity; therefore, cash flow growth can only come from rental increases. After years of outperformance, valuations in the segment were somewhat elevated, while there was also some growing concern about supply growth. The Fund also benefited from our security selection in net lease and underweight position in the office segment during the reporting period. In addition, heavier-than-index exposure to non-rated real estate preferreds helped relative returns. We are comfortable taking on this additional credit risk within the space given the depth of our team’s real estate experience, plus we believe these securities should perform better in a rising rate environment. This is because of their larger coupons, which help to build in additional downside cushion, as well as the fact that these companies are usually a little more sensitive to the economic cycle. So if interest rates rise based on the outlook for stronger economic growth, these companies should benefit by way of an improving business environment, which helps offset the negative effects of higher interest rates.

High yield debt was the largest detractor from performance relative to the blended benchmark, but the segment provided very strong absolute performance within the Fund during the reporting period. While the Fund’s holdings collectively produced a solid gain of more than 12%, they underperformed the benchmark’s holdings. The high yield performance trend that started in mid-February 2016 continued through the end of the reporting period, but particularly after the U.S. election. Performance during the last ten-and-a-half months of 2016 was dominated by increased

NUVEEN	9

Portfolio Managers’ Comments (continued)

risk appetites as investors searched for yield in the previously beaten down commodity-driven segments such as energy and metals/mining, and across nearly all of the CCC rated segment of the high yield market. For 2016, energy gained 37.4% and metals/mining 45.5%, while CCC rated securities advanced 31.5%. The market was particularly strong in these categories after the election because investors priced in the possibility of economic expansion driven by lower tax rates, reduced regulations and greater fiscal spending. The ongoing strength in oil and gas prices, coupled with accommodative capital markets, continued to provide solid tailwinds for the energy sector and benefited our high yield portfolio, given that pipelines represented our largest weighting relative to the benchmark. However, this positive was more than offset by our portfolio’s lack of exposure to the metals/mining sector and other industrial companies, which we generally do not own because the Fund’s real asset mandate requires us to own companies with infrastructure or real estate related businesses. Also, our high yield portfolio had a modest underweight to CCC and lower rated securities, given our higher credit quality bias, which also detracted during the reporting period.

The global infrastructure equity segment detracted during the reporting period, mainly due to our significant underweight to pipelines, an area that advanced more than 45% in the benchmark. These names remained highly correlated to the price of crude oil, which was up substantially from the lows hit earlier in the reporting period. In fact, oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. Our stock selection and underweight in the fairly strongly performing electric utilities sector also detracted. Although we did experience favorable results from stock selection in toll roads in this sector, it was not enough to offset the performance drag from the other areas.

The Fund shorted short-term U.S. Treasury futures contracts as a hedge against potential increases in interest rates. These future contracts had positive impact on performance during the reporting period.

10	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	29.34%
Regulatory Leverage*	29.34%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 28, 2017
$74,500,000	$4,375,000	$(5,600,000)	$73,275,000	$71,435,178	$ —	$ —	$73,275,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

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Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of December 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2016

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
84.11%	0.00%	15.89%	$1.3490	$1.1346	$0.000	$0.2144

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1100	7.30%	12.82%	10.39%	7.46%	12.82%

SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

12	NUVEEN

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	975,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JRI
Shares repurchased and retired	17,800
Weighted average price per share repurchased and retired	$13.07
Weighted average discount per share repurchased and retired	17.34%

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$18.09
Share price	$15.74
Premium/(Discount) to NAV	(12.99)%
12-month average premium/(discount) to NAV	(12.07)%

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Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

14	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	Since Inception
JRI at NAV	12.82%	10.39%
JRI at Share Price	12.37%	7.14%
Custom Blended Benchmark	8.81%	6.90%
MSCI World Index	7.51%	9.02%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.1%
Convertible Preferred Securities	13.3%
$25 Par (or similar) Retail Preferred	32.0%
Corporate Bonds	19.8%
Convertible Bonds	1.1%
$1,000 Par (or similar) Institutional Preferred	11.4%
Investment Companies	2.4%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	3.0%
Net Assets Plus Borrowings	141.5%
Borrowings	(41.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Equity Real Estate Investment Trusts	34.0%
Electric Utilities	17.5%
Oil, Gas, & Consumable Fuels	12.2%
Multi-Utilities	11.3%
Transportation Infrastructure	3.7%
Mortgage Real Estate Investment Trusts	3.2%
Repurchase Agreements	0.3%
Other	17.8%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	2.3%
BBB	37.4%
BB or Lower	31.2%
N/R (not rated)	29.1%
Total	100%

Country Allocation

(% of total investments)1

United States	60.0%
Canada	13.3%
Australia	5.1%
United Kingdom	4.4%
Singapore	3.6%
Hong Kong	2.2%
Other	11.4%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Plains All American Pipeline LP	3.5%
Spark Infrastructure Group	3.3%
Enterprise Products Partnership LP	2.9%
Targa Resources Corporation	2.8%
STAG Industrial Inc.	2.3%

1	Excluding investments in derivatives.

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Real Asset Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Asset Income and Growth Fund (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2013 were audited by other auditors whose report dated February 27, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 28, 2017

18	NUVEEN

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.1% (99.7% of Total Investments)

	COMMON STOCKS – 58.1% (41.9% of Total Investments)

	Air Freight & Logistics – 0.9%

49,091	BPost SA, (2)	$1,160,541
13,621	Oesterreichische Post AG, (2)	456,581
	Total Air Freight & Logistics	1,617,122

	Commercial Services & Supplies – 0.7%

78,569	Covanta Holding Corporation	1,225,676

	Construction & Engineering – 0.3%

26,711	Ferrovial SA, (2)	476,371

	Diversified Telecommunication Services – 0.5%

384,953	HKBN Limited, (2)	421,341
5,809	Inmarsat PLC, (2)	53,748
188,268	Singapore Telecommunications Limited, (2)	472,258
	Total Diversified Telecommunication Services	947,347

	Electric Utilities – 7.0%

52,718	Alupar Investimento SA, (2)	276,717
1,133,070	AusNet Services, (2)	1,289,886
54,535	Brookfield Infrastructure Partners LP, (6)	1,825,286
217,463	Contact Energy Limited, (2)	703,210
21,967	EDP – Energias de Portugal, S.A., (2)	66,858
35,243	Endesa S.A, (2), (3)	745,321
2,321	Hafslund ASA, Class B Shares	25,534
614,470	HK Electric Investments Limited, 144A, (2)	506,574
734,430	Infratil Limited, (2)	1,403,033
72,526	Scottish and Southern Energy PLC, (2)	1,384,816
1,977,875	Spark Infrastructure Group, (2)	3,392,730
108,916	Transmissora Alianca de Energia Eletrica SA, (2)	693,528
	Total Electric Utilities	12,313,493

	Equity Real Estate Investment Trusts – 22.9%

130,012	AEW UK REIT PLC	153,417
101,839	American Hotel Income Properties REIT LP	793,383
66,856	Armada Hoffler Properties Inc.	974,092
268,486	Ascendas Real Estate Investment Trust, (2)	419,763
47,028	Automotive Properties Real Estate Investment Trust	374,080
13,520	CareTrust REIT Inc.	207,126
64,894	Charter Hall Retail REIT, (2)	197,728
43,898	Choice Properties Real Estate Investment Trust	440,402
66,423	City Office REIT, Inc.	874,791
1,230	Cofinimmo, SANV, (2)	140,451
35,253	Community Healthcare Trust Inc.	811,877
12,553	Crombie Real Estate Investment Trust	126,965
103,864	Dream Global Real Estate Investment Trust	731,028
29,922	Easterly Government Properties, Inc.	599,038
293,530	Empiric Student Property PLC	383,451
20,120	Eurocommercial Properties NV, (2)	773,922
749,758	Fortune REIT, (2)	860,814
5,477	Four Corners Property Trust, Inc.	112,388
24,217	Franklin Street Properties Corporation	313,852
1,034,921	Frasers Centrepoint Trust	1,357,836
2,309,849	Frasers Logistics & Industrial Trust, (2)	1,474,121
47,986	Gaming and Leisure Properties Inc., (6)	1,469,331

NUVEEN	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

30,809	Granite Real Estate, Inc.	$1,028,688
6,487	Hersha Hospitality Trust	139,471
25,065	Hospitality Properties Trust	795,563
5,924	ICADE, (2)	422,218
90,391	Immobiliare Grande Distribuzione SIIQ SpA	68,889
42,756	Independence Realty Trust	381,384
719,885	Keppel DC REIT, (2)	587,932
99,054	Killam Apartment Real Estate I	880,873
20,216	Liberty Property Trust	798,532
13,992	LTC Properties Inc.	657,344
760,958	Mapletree Commercial Trust	733,029
1,123,431	Mapletree Greater China Commercial Trust, (2)	734,753
140,060	Mapletree Logistics Trust, (2)	98,510
63,123	MedEquities Realty Trust, Inc.	700,665
109,585	Medical Properties Trust Inc., (6)	1,347,896
35,675	MGM Growth Properties LLC	902,934
36,267	New Senior Investment Group Inc.	355,054
139,970	NorthWest Healthcare Properties REIT	1,063,340
48,806	OneREIT	130,135
368,391	Parkway Life Real Estate Investment Trust	600,354
1,555	Physicians Realty Trust	29,483
246,409	Plaza Retail REIT	917,622
435,856	Prologis Property Mexico SA de CV	624,254
264,378	Pure Industrial Real Estate Trust	1,100,714
12,840	RioCan Real Estate Investment Trust	254,667
54,770	Senior Housing Properties Trust	1,036,796
26,770	Smart Real Estate Investment Trust	643,804
121,794	Spirit Realty Capital Inc., (4)	1,322,683
99,823	STAG Industrial Inc.	2,382,775
1,377	Sunstone Hotel Investors Inc.	20,999
442,131	TF Administradora Industrial S de RL de CV	556,672
4,729	Universal Health Realty Income Trust	310,175
3,699	Urstadt Biddle Properties Inc.	89,183
146,919	VEREIT, Inc.	1,242,935
647,543	Vicinity Centres, (2)	1,396,437
124,993	Viva Energy REIT, (2), (3)	216,148
31,503	Washington Prime Group, Inc.	327,946
21,207	Wereldhave NV, (2)	953,887
85,003	WPT Industrial Real Estate Investment Trust	1,008,986
	Total Equity Real Estate Investment Trusts	40,453,586

	Gas Utilities – 0.5%

4,665	AmeriGas Partners, LP, (6)	223,547
22,422	Enagas, (2)	568,246
	Total Gas Utilities	791,793

	Health Care Providers & Services – 0.6%

81,740	Sienna Senior Living Inc., Subscription	992,338

	Independent Power & Renewable Electricity Producers – 2.1%

5,189	Brookfield Renewable Energy Partners LP	154,113
39,998	Brookfield Renewable Energy Partners LP	1,187,145
15,311	Pattern Energy Group Inc.	290,756
170,638	Renewables Infrastructure Group Limited	230,482
190,187	Saeta Yield S.A, (2), (3)	1,625,723
18,031	TransAlta Renewables Inc.	192,578
	Total Independent Power & Renewable Electricity Producers	3,680,797

	Media – 0.3%

12,479	Eutelsat Communications, (2)	241,315
14,272	SES SA, (2)	314,024
	Total Media	555,339

20	NUVEEN

Shares	Description (1)	Value

	Mortgage Real Estate Investment Trusts – 2.6%

68,157	Apollo Commercial Real Estate Finance, Inc.	$1,132,769
4,782	Ares Commercial Real Estate Corporation	65,657
45,796	Blackstone Mortgage Trust Inc., Class A	1,377,086
21,923	Ladder Capital Corporation	300,784
75,673	Starwood Property Trust Inc.	1,661,022
	Total Mortgage Real Estate Investment Trusts	4,537,318

	Multi-Utilities – 5.4%

6,247	CenterPoint Energy, Inc.	153,926
430,672	Centrica PLC, (2)	1,240,353
900,837	Duet Group, (2)	1,779,001
97,468	Engie, (2)	1,240,665
8,089	Innogy SE, (3)	281,076
37,423	National Grid PLC ,Sponsored ADR, (6)	2,182,884
292,734	Redes Energeticas Nacionais SA, (2)	830,557
843,665	Vector Limited, (2)	1,897,209
	Total Multi-Utilities	9,605,671

	Oil, Gas & Consumable Fuels – 8.1%

22,853	AltaGas Limited	577,006
909	Cheniere Energy Partners LP Holdings LLC	26,197
1,897	DCP Midstream Partners LP	72,807
3,685	Enbridge Energy Partners LP	93,894
21,258	Enbridge Income Fund Holdings Inc.	550,509
108,612	Enterprise Products Partnership LP, (6)	2,936,868
46,326	Inter Pipeline Limited	1,022,681
15,326	Pembina Pipeline Corporation	478,962
110,808	Plains All American Pipeline LP, (6)	3,577,990
38,047	Plains GP Holdings LP, Class A Shares, (6)	1,319,470
51,342	Targa Resources Corporation, (6)	2,878,746
74,269	Veresen Inc.	725,183
	Total Oil, Gas & Consumable Fuels	14,260,313

	Real Estate Management & Development – 0.6%

9,056	Atrium European Real Estate Ltd, (2)	37,353
16,115	Brookfield Property Partners	354,369
129,715	Citycon Oyj, (2)	318,597
10,743	Landmark Infrastructure Partners LP, (6)	163,831
254,344	Propertylink Group, (2)	143,292
	Total Real Estate Management & Development	1,017,442

	Road & Rail – 0.5%

189,807	Aurizon Holdings Limited, (2)	690,103
46,622	Stagocoach Group PLC, (2)	124,098
	Total Road & Rail	814,201

	Transportation Infrastructure – 4.8%

120,727	Abertis Infraestructuras S.A, (2)	1,686,738
13,762	Cosco Shipping Ports Limited, (2)	13,791
120,145	Enav S.p.A, (2), (3)	414,602
4,101,645	Hopewell Highway Infrastructure Limited, (2)	2,149,511
3,192,821	Hutchison Port Holdings Trust, (2)	1,385,426
48,572	Jiangsu Expressway Company Limited, (2)	61,239
12,090	Macquarie Infrastructure Corporation, (6)	987,753
52,678	Sydney Airport, (2)	227,382
195,403	Transurban Group, (2)	1,454,247
178,985	Zhejiang Expressway Company Limited, (2)	170,394
	Total Transportation Infrastructure	8,551,083

NUVEEN	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)			Value

	Water Utilities – 0.3%

380,108	Inversiones Aguas Metropolitanas SA			$548,261
	Total Common Stocks (cost $99,503,432)			102,388,151

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 13.3% (9.6% of Total Investments)

	Electric Utilities – 4.4%

46,094	Exelon Corporation, (6)	6.500%	BB+	$2,231,411
32,452	Great Plains Energy Inc.	7.000%	N/R	1,642,071
44,730	NextEra Energy Inc., (6)	6.123%	BBB	2,190,875
31,059	NextEra Energy Inc., (6)	6.371%	BBB	1,778,128
	Total Electric Utilities			7,842,485

	Equity Real Estate Investment Trusts – 3.5%

27,740	Alexandria Real Estate Equities Inc.	7.000%	Baa3	949,263
20,171	American Tower Corporation, (6)	5.500%	N/R	2,107,870
33,759	EPR Properties Inc.	9.000%	BB	1,211,273
1,717	EPR Properties Inc.	5.750%	BB	48,934
11,826	Equity Commonwealth	6.500%	Ba1	299,789
706	FelCor Lodging Trust Inc., Series A.	1.950%	Caa1	17,586
3,182	Lexington Corporate Properties Trust, Series B	6.500%	N/R	158,782
21,226	Ramco-Gershenson Properties Trust	7.250%	N/R	1,300,729
	Total Equity Real Estate Investment Trusts			6,094,226

	Gas Utilities – 0.5%

16,253	Spire, Inc., (2)	6.750%	N/R	929,997

	Multi-Utilities – 3.3%

7,052	Black Hills Corp	7.750%	N/R	481,793
51,910	Dominion Resources Inc., (6)	6.750%	BBB–	2,626,646
19,871	Dominion Resources Inc.	6.375%	Baa3	994,742
33,704	DTE Energy Company, (6)	5.000%	BBB–	1,786,312
	Total Multi-Utilities			5,889,493

	Oil, Gas & Consumable Fuels – 1.6%

17,331	Anadarko Petroleum Corporation	7.500%	N/R	716,637
41,176	Kinder Morgan Inc., Delaware	9.750%	N/R	2,003,212
	Total Oil, Gas & Consumable Fuels			2,719,849
	Total Convertible Preferred Securities (cost $22,535,890)			23,476,050

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.0% (23.1% of Total Investments)

	Electric Utilities – 7.3%

7,138	APT Pipelines Limited	6.455%	N/R	$533,143
53,436	Brookfield Infrastructure	5.350%	BBB–	1,034,772
1,636	Duke Energy Capital Trust II	5.125%	BBB	39,149
58,989	Entergy Arkansas Inc.	4.875%	A	1,248,797
10,217	Entergy Louisiana LLC	4.875%	A	215,885
16,567	Entergy New Orleans, Inc.	5.500%	A	386,839
14,377	Entergy Texas Inc.	5.625%	A	361,582
47,760	Integrys Energy Group Inc., (2)	6.000%	Baa1	1,241,760
84,208	NextEra Energy Inc.	5.250%	BBB	1,859,313
32,215	NextEra Energy Inc.	5.000%	BBB	701,643
40,812	Pacific Gas & Electric Corporation	6.000%	BBB+	1,250,480
73,156	PPL Capital Funding, Inc., (6)	5.900%	BBB	1,828,900
2,834	SCE Trust II	5.100%	Baa1	62,801
21,811	SCE Trust I	5.625%	Baa1	508,633
4,583	Southern Company	6.250%	BBB	119,616

22	NUVEEN

Shares	Description (1)	Coupon	Ratings (5)	Value

	Electric Utilities (continued)

71,664	Southern Company	5.250%	BBB	$1,563,708
	Total Electric Utilities			12,957,021

	Equity Real Estate Investment Trusts – 17.4%

22,834	American Homes 4 Rent	6.350%	N/R	559,661
22,763	American Homes 4 Rent	5.500%	N/R	618,015
23,836	American Homes 4 Rent	5.000%	N/R	657,397
27,909	American Homes 4 Rent	5.000%	N/R	764,148
28,983	American Homes 4 Rent	6.500%	N/R	724,575
61,844	CBL & Associates Properties Inc.	7.375%	BB	1,512,086
18,552	CBL & Associates Properties Inc.	6.625%	BB	427,049
111,655	Cedar Shopping Centers Inc., Series A, (6)	7.250%	N/R	2,718,799
23,156	Chesapeake Lodging Trust	7.750%	N/R	589,089
68,165	City Office REIT, Inc.	6.625%	N/R	1,554,162
5,758	DDR Corporation	6.250%	Baa3	137,213
664	Digital Realty Trust Inc.	6.350%	Baa3	16,640
20,024	Gladstone Commercial Corporation	7.000%	N/R	507,408
46,125	Gramercy Property Trust	7.125%	BB+	1,206,169
40,313	Hersha Hospitality Trust	6.875%	N/R	979,203
41,783	Hersha Hospitality Trust	6.500%	N/R	940,535
71,365	Hersha Hospitality Trust	6.500%	N/R	1,597,149
45,179	Investors Real Estate Trust	7.950%	N/R	1,146,643
48,805	LaSalle Hotel Properties	6.300%	N/R	1,135,692
2,339	Mid-America Apartment Communities Inc.	8.500%	BBB–	150,094
33,109	Monmouth Real Estate Investment Corp	6.125%	N/R	781,041
50,922	Pebblebrook Hotel Trust	6.500%	N/R	1,237,914
37,727	Pebblebrook Hotel Trust	6.375%	N/R	891,112
1,676	PS Business Parks, Inc.	6.000%	BBB	40,744
143	PS Business Parks, Inc.	5.750%	BBB	3,329
18,073	Public Storage, Inc.	5.750%	A3	438,632
12,361	Rait Financial Trust	7.125%	N/R	301,979
5,011	Retail Properties of America	7.000%	BB	124,774
174	Rexford Industrial Realty Inc.	5.875%	BB	3,922
13,154	Senior Housing Properties Trust	6.250%	BBB–	321,878
75	Senior Housing Properties Trust	5.625%	BBB–	1,748
24,400	STAG Industrial Inc.	6.875%	BB+	626,104
37,381	Summit Hotel Properties Inc.	7.875%	N/R	966,299
73,988	Summit Hotel Properties Inc., (6)	7.125%	N/R	1,857,099
25,922	Summit Hotel Properties Inc.	6.450%	N/R	610,463
49,417	Sunstone Hotel Investors Inc.	6.450%	N/R	1,228,507
12,494	Taubman Centers Incorporated, Series K	6.250%	N/R	309,227
32,729	UMH Properties Inc.	8.000%	N/R	870,591
29,658	Urstadt Biddle Properties	7.125%	N/R	756,279
45,435	Urstadt Biddle Properties	6.750%	N/R	1,170,406
1,162	Vornado Realty Trust	5.700%	BBB–	27,377
6,118	Washington Prime Group, Inc.	6.875%	Ba1	151,726
	Total Equity Real Estate Investment Trusts			30,662,878

	Independent Power & Renewable Electricity Producers – 0.3%

24,177	Brookfield Renewable Partners	5.750%	BB+	468,180

	Mortgage Real Estate Investment Trusts – 1.6%

16,172	Apollo Commercial Real Estate Finance	8.625%	N/R	408,505
30,221	Arbor Realty Trust Incorporated	7.375%	N/R	764,591
16,227	Colony Financial Inc.	7.500%	N/R	405,026
51,818	Colony Financial Inc.	7.125%	N/R	1,207,359
4,256	Colony Financial Inc.	8.500%	N/R	107,507
	Total Mortgage Real Estate Investment Trusts			2,892,988

	Multi-Utilities – 3.5%

125,567	Dominion Resources Inc., (6)	5.250%	BBB–	2,787,587
55,989	DTE Energy Company	6.000%	Baa2	1,438,917
63,132	DTE Energy Company	5.375%	Baa2	1,422,995

NUVEEN	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares		Description (1)	Coupon		Ratings (5)	Value

		Multi-Utilities (continued)

19,641		DTE Energy Company	5.250%		Baa2	$472,170
		Total Multi-Utilities				6,121,669

		Oil, Gas & Consumable Fuels – 1.4%

62,281		Nustar Energy LP, (6)	8.500%		BB+	1,672,245
783		Nustar Logistics Limited Partnership	7.625%		Ba2	20,201
40,935		Pembina Pipeline Corporation	5.750%		BB+	804,584
		Total Oil, Gas & Consumable Fuels				2,497,030

		Real Estate Management & Development – 0.2%

16,150		Landmark Infrastructure Partners LP	8.000%		N/R	385,985

		Trading Companies & Distributors – 0.3%

21,500		GATX Corporation	5.625%		BBB	500,090
		Total $25 Par (or similar) Retail Preferred (cost $57,698,938)				56,485,841

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 19.8% (14.3% of Total Investments)

		Commercial Services & Supplies – 1.6%

$705		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$701,475
1,280		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,232,000
750		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	825,000
		Total Commercial Services & Supplies				2,758,475

		Construction & Engineering – 0.3%

4,500	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	480,768

		Consumer Finance – 0.1%

195		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	188,175

		Diversified Telecommunication Services – 1.3%

1,130		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	1,149,775
1,185		SBA Communications Corporation, 144A	4.875%	9/01/24	B+	1,170,187
		Total Diversified Telecommunication Services				2,319,962

		Electric Utilities – 0.1%

275		Intergen NV, 144A	7.000%	6/30/23	B1	244,750

		Equity Real Estate Investment Trusts – 3.3%

1,055		Care Capital Properties, Inc., 144A	5.125%	8/15/26	BBB–	1,026,287
310		CBL & Associates LP	5.950%	12/15/26	BBB–	311,823
405		CoreCivic, Inc.	4.625%	5/01/23	Ba1	398,925
370		Corporate Office Properties LP	5.000%	7/01/25	BBB–	377,474
510		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	532,950
800		Geo Group Inc.	6.000%	4/15/26	BB–	786,000
555		MPT Operating Partnership Finance	5.250%	8/01/26	BBB–	543,900
555		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	531,836
855		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	820,800
600		Trust F/1401, 144A	5.250%	1/30/26	Baa2	574,500
		Total Equity Real Estate Investment Trusts				5,904,495

		Gas Utilities – 1.6%

605		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	614,075
877		Ferrellgas LP	6.750%	1/15/22	B	868,230
665		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	679,963
20		Suburban Propane Partners LP	5.500%	6/01/24	BB–	20,250
685		Suburban Propane Partners LP	5.750%	3/01/25	BB–	695,275
		Total Gas Utilities				2,877,793

24	NUVEEN

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Health Care Equipment & Supplies – 0.3%

$595		Tenet Healthcare Corporation	8.125%	4/01/22	B–	$561,382

		Health Care Providers & Services – 1.4%

530		Acadia Healthcare	5.625%	2/15/23	B	530,000
430		Community Health Systems, Inc.	6.875%	2/01/22	B	298,850
240		HCA Inc.	5.375%	2/01/25	BB	240,600
435		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	378,450
405		Kindred Healthcare Inc.	6.375%	4/15/22	B–	361,462
230		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	232,875
364		Select Medical Corporation	6.375%	6/01/21	B–	364,000
		Total Health Care Providers & Services				2,406,237

		Hotels, Restaurants & Leisure – 0.4%

720		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	9/01/26	BB–	691,200

		Independent Power & Renewable Electricity Producers – 0.7%

630		Dynegy Inc., 144A	8.000%	1/15/25	B+	587,475
815		GenOn Energy Inc.	9.500%	10/15/18	CCC+	576,103
		Total Independent Power & Renewable Electricity Producers				1,163,578

		Internet Software & Services – 0.3%

500		Equinix Inc.	5.750%	1/01/25	BB+	522,500

		IT Services – 0.5%

905		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	941,200

		Marine – 0.2%

355		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	335,475

		Mortgage Real Estate Investment Trusts – 0.3%

450		Starwood Property Trust, 144A	5.000%	12/15/21	BB–	456,030

		Multi-Utilities – 0.8%

1,100	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	1,401,623

		Oil, Gas & Consumable Fuels – 4.0%

925		Calumet Specialty Products, (6)	7.625%	1/15/22	CCC+	783,938
785		Cheniere Corpus Christi Holdings, LLC, 144A	5.875%	3/31/25	BB–	800,943
340		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	348,500
820		Energy Transfer Equity LP	5.500%	6/01/27	BB+	799,500
715		Genesis Energy LP	5.625%	6/15/24	B+	702,488
400		Gibson Energy, 144A	6.750%	7/15/21	BB	415,000
435		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	416,782
135		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	130,275
640		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	632,000
130		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	BB–	134,225
235		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	240,288
650		PBF Holding Company LLC, 144A	7.000%	11/15/23	BBB–	646,750
565		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	555,113
450		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B+	438,750
80		Tesoro Logistics LP Finance Corporation	5.250%	1/15/25	BB+	81,700
		Total Oil, Gas & Consumable Fuels				7,126,252

		Real Estate Management & Development – 0.9%

755		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	788,031
850		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	865,938
		Total Real Estate Management & Development				1,653,969

NUVEEN	25

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Road & Rail – 0.3%

$535		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	$553,725

		Software – 0.5%

880		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	827,200

		Transportation Infrastructure – 0.2%

400		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	392,000

		Wireless Telecommunication Services – 0.7%

305		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	296,613
835		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	847,525
		Total Wireless Telecommunication Services				1,144,138
		Total Corporate Bonds (cost $35,593,819)				34,950,927

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CONVERTIBLE BONDS – 1.1% (0.8% of Total Investments)

		Multi-Utilities – 0.6%

$1,005		Dominion Resources Inc.	5.750%	10/01/54	BBB–	$1,030,125

		Oil, Gas & Consumable Fuels – 0.5%

1,050		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	892,500
$2,055		Total Convertible Bonds (cost $2,020,396)				1,922,625

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.4% (8.2% of Total Investments)

		Electric Utilities – 5.4%

$830		AES Gener SA, 144A	8.375%	12/18/73	BB	$883,950
3,865		Emera, Inc.	6.750%	6/15/76	BBB–	4,135,550
1,170		Enel SpA, 144A	8.750%	9/24/73	BBB–	1,330,875
600	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	658,315
850		Exelon Corporation	6.350%	3/15/33	Baa2	873,467
1,185	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	1,583,182
		Total Electric Utilities				9,465,339

		Energy Equipment & Services – 3.8%

890	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	996,910
3,135		Transcanada Trust	5.625%	5/20/75	BBB	3,166,350
2,435		Transcanada Trust	5.875%	8/15/76	BBB	2,532,400
		Total Energy Equipment & Services				6,695,660

		Diversified Financial Services – 0.3%

465		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	483,707

		Multi Utilities – 0.6%

915	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	1,149,184

		Oil, Gas & Consumable Fuels – 1.3%

1,885		Enbridge Inc.	6.000%	1/15/77	BBB–	1,880,288
385		Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	393,021
		Total Oil, Gas & Consumable Fuels				2,273,309
		Total $1,000 Par (or similar) Institutional Preferred (cost $19,663,016)				20,067,199

26	NUVEEN

Shares	Description (1), (8)			Value

	INVESTMENT COMPANIES – 2.4% (1.8% of Total Investments)

669,084	John Laing Infrastructure Fund			$1,069,479
7,092,894	Keppel Infrastructure Trust			2,325,503
261,715	NextEnergy Solar Fund Limited			347,534
400,963	Starwood European Real Estate Finance Limited			533,678
	Total Exchange-Traded Funds (cost $4,683,955)			4,276,194
	Total Long-Term Investments (241,699,446)			243,566,987

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$741	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $741,166, collateralized by $750,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $ 763,271	0.030%	1/03/17	$741,164
	Total Short-Term Investments (cost $741,164)			741,164
	Total Investments (cost $242,440,610) – 138.5%			244,308,151
	Borrowings – (41.5)% (9), (10)			(73,275,000)
	Other Assets Less Liabilities – 3.0% (11)			5,406,335
	Net Assets – 100%			$176,439,486

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount as Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(60)	3/17	$(7,059,844)	$(9,844)	$(2,379)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termi nation Date	Termi nation Date	Value	Unrealized Appre ciation (Depre ciation)
JPMorgan Chase Bank, N.A.	$29,250,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(134,777)	$(522,420)
JPMorgan Chase Bank, N.A.	29,250,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(283,683)	(847,585)
	$58,500,000								$(418,460)	$(1,370,005)

NUVEEN	27

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Investment, or portion of investment, hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $39,752,773.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Borrowings as a percentage of total investments is 30.0%.

(10)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $172,484,147 have been pledged as collateral for borrowings.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

28	NUVEEN

Statement of Assets and Liabilities	December 31, 2016

Assets
Long-term investments, at value (cost $241,699,446)	$243,566,987
Short-term investments, at value (cost approximates value)	741,164
Cash	18,563
Cash denominated in foreign currencies (cost $25,951)	25,928
Cash collateral at brokers(1)	55,000
Interest rate swaps premiums paid	951,545
Receivable for:
Dividends	931,489
Interest	942,869
Investments sold	6,183,497
Reclaims	64,214
Other assets	12,216
Total assets	253,493,472
Liabilities
Borrowings	73,275,000
Unrealized depreciation on interest rate swaps	1,370,005
Payable for:
Investments purchased	2,060,016
Variation margin on futures contracts	9,844
Accrued expenses:
Interest on borrowings	9,838
Management fees	201,843
Trustees fees	11,664
Other	115,776
Total liabilities	77,053,986
Net assets	$176,439,486
Shares outstanding	9,752,650
Net asset value (“NAV”) per share outstanding	$18.09
Net assets consist of:
Shares, $0.01 par value per share	$97,527
Paid-in surplus	179,837,139
Undistributed (Over-distribution of) net investment income	(614,739)
Accumulated net realized gain (loss)	(3,359,096)
Net unrealized appreciation (depreciation)	478,655
Net assets	$176,439,486
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	29

Statement of Operations	Year Ended December 31, 2016

Investment Income
Dividends (net of foreign tax withheld of $389,533)	$10,984,190
Interest	3,744,511
Other	12,634
Total investment income	14,741,335
Expenses
Management fees	2,382,186
Interest expense on borrowings	980,582
Custodian fees	239,037
Trustees fees	7,269
Professional fees	49,551
Shareholder reporting expenses	55,993
Shareholder servicing agent fees	187
Stock exchange listing fees	7,832
Investor relations expenses	94,462
Other	19,817
Total expenses	3,836,916
Net investment income (loss)	10,904,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,136,419
Futures contracts	18,893
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,249,861
Futures contracts	(17,055)
Swaps	(216,596)
Net realized and unrealized gain (loss)	10,171,522
Net increase (decrease) in net assets from operations	$21,075,941

See accompanying notes to financial statements.

30	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$10,904,419	$11,568,519
Net realized gain (loss) from:
Investments and foreign currency	1,136,419	(4,337,030)
Futures contracts	18,893	(172,625)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,249,861	(15,516,985)
Futures contracts	(17,055)	19,342
Swaps	(216,596)	(1,312,102)
Net increase (decrease) in net assets from operations	21,075,941	(9,750,881)
Distributions to Shareholders
From net investment income	(11,067,664)	(11,215,494)
From accumulated net realized gains	—	(412,887)
Return of capital	(2,090,877)	(3,762,072)
Decrease in net assets from distributions to shareholders	(13,158,541)	(15,390,453)
Capital Share Transactions
Cost of shares repurchased and retired	(233,002)	(144,925)
Net increase (decrease) in net assets from capital share transactions	(233,002)	(144,925)
Net increase (decrease) in net assets	7,684,398	(25,286,259)
Net assets at the beginning of period	168,755,088	194,041,347
Net assets at the end of period	$176,439,486	$168,755,088
Undistributed (Over-distribution of) net investment income at the end of period	$(614,739)	$(84,360)

See accompanying notes to financial statements.

NUVEEN	31

Statement of Cash Flows	Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$21,075,941
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(263,565,226)
Proceeds from sales and maturities of investments	267,773,350
Proceeds from (Purchases of) short-term investments, net	1,657,245
Proceeds from (Payments for) cash denominated in foreign currencies, net	22,468
Premiums received (paid) for interest rate swaps	(601,845)
Capital gain and return of capital distributions from investments	1,560,996
Amortization (Accretion) of premiums and discounts, net	(12,442)
(Increase) Decrease in:
Cash collateral at brokers	23,705
Receivable for dividends	262,895
Receivable for interest	99,338
Receivable for investments sold	(4,080,797)
Receivable for reclaims	15,152
Other assets	(1,591)
Increase (Decrease) in:
Payable for investments purchased	514,171
Payable for variation margin on futures contracts	2,813
Accrued interest on borrowings	5,357
Accrued management fees	3,576
Accrued Trustees fees	1,464
Accrued other expenses	32,952
Net realized gain (loss) from:
Investments and foreign currency	(1,136,419)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(9,249,861)
Swaps	216,596
Net cash provided by (used in) operating activities	14,619,838
Cash Flows from Financing Activities:
Proceeds from borrowings	4,375,000
Repayment of borrowings	(5,600,000)
Cash distributions paid to shareholders	(13,158,541)
Cost of shares repurchased and retired	(233,002)
Net cash provided by (used in) financing activities	(14,616,543)
Net Increase (Decrease) in Cash	3,295
Cash at the beginning of period	15,268
Cash at the end of period	$18,563

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$975,225

See accompanying notes to financial statements.

32	NUVEEN

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NUVEEN	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2016	$17.27	$1.12	$1.04	$2.16	$(1.14)	$—	$(0.21)	$(1.35)	$0.01		$—	$18.09	$15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	—	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	—		(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016	$73,275	$3,408
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.82%	12.37%	$176,439	2.18%		6.19%		107%
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	**	7.11	**	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2016	0.56%
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

36	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the

NUVEEN	37

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

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The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$61,994,088	$40,394,063	***	$—	$102,388,151
Convertible Preferred Securities	22,546,053	929,997	***	—	23,476,050
$25 Par (or similar) Retail Preferred	55,244,081	1,241,760	***	—	56,485,841
Corporate Bonds	—	34,950,927		—	34,950,927
Convertible Bonds	—	1,922,625		—	1,922,625
$1,000 Par (or similar) Institutional Preferred	—	20,067,199		—	20,067,199
Investment Companies	4,276,194	—		—	4,276,194

Short-Term Investments:
Repurchase Agreements	—	741,164		—	741,164

Investments in Derivatives:
Futures Contracts**	(2,379)	—		—	(2,379)
Interest Rate Swaps**	—	(1,370,005)		—	(1,370,005)
Total	$144,058,037	$98,877,730		$—	$242,935,767
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$2,506,451	$(2,867,454)	$2,867,454	$(2,506,451)	$—	$—
Convertible Preferred Securities	942,263	—	—	(949,263)	—	—
$25 Par (or similar) Retail Preferred	533,143	—	—	(533,143)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	39

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$32,462,612	13.3%
Australia	12,317,007	5.1
United Kingdom	10,816,284	4.4
Singapore	8,804,059	3.6
Hong Kong	5,323,666	2.2
Other	27,774,527	11.4
Total non-U.S. Securities	$97,498,155	40.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$741,164	$(741,164)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

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Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,542,994
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	—	$—	Payable for variation margin on futures contracts*	$(2,379)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$18,893	$(17,055)

NUVEEN	41

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,370,005)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

42	NUVEEN

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amount Net Offset on the Statment of Assests and Liability
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$ —	$(1,370,005)	$ —	$(1,370,005)	$951,545	$335,838	$(82,622)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(216,596)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Shares repurchased and retired	(17,800)	(9,800)
Weighted average:
Price per share repurchased and retired	$13.07	$14.77
Discount per share repurchased and retired	17.34%	15.88%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $263,565,226 and $267,773,350, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last

NUVEEN	43

Notes to Financial Statements (continued)

four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$244,529,683
Gross unrealized:
Appreciation	$10,202,653
Depreciation	(10,424,185)
Net unrealized appreciation (depreciation) of investments	$(221,532)

Permanent differences, primarily due to bond premium amortization, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s tax year end, as follows:
Paid-in surplus	$(161,156)
Undistributed (Over-distribution of) net investment income	(367,134)
Accumulated net realized gain (loss)	528,290

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
2016
Distributions from net ordinary income[1]	$11,067,664
Distributions from net long-term capital gains	—
Return of capital	2,090,877

2015
Distributions from net ordinary income[1]	$11,215,494
Distributions from net long-term capital gains	412,887
Return of capital	3,762,072
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$1,519,011

During the Fund’s tax year ended December 31, 2016, the Fund utilized $1,651,021 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$—
Late-year ordinary losses[3]	368,130

[2]	Capital losses incurred from November 1, 2016 through December 31, 2016, the Fund’s tax year end.
[3]	Specified losses incurred from November 1, 2016 through December 31, 2016.

44	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016 the complex-level fee for the Fund was 0.1625%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $79,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $73,275,000.

NUVEEN	45

Notes to Financial Statements (continued)

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $71,435,178 and 1.35%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $39,752,773. During the current fiscal period, the Fund earned Rehypothecation Fees of 12,634 which is recognized as “Other income” on the Statement of Operations.

46	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JRI
% QDI	30.2%
% DRD	9.0%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	17,800

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	47

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

48	NUVEEN

∎	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

NUVEEN	51

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

NUVEEN	53

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-I-1216D        23209-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Real Asset Income and Growth Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$26,375	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$0	$0	$0	$0
December 31, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) is the registrant’s investment adviser (Nuveen Fund Advisors is also referred to as the “Adviser”). Nuveen Fund Advisors is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name
Brenda A. Langenfeld
Jay L. Rosenberg
Tryg T. Sarsland
Jeffrey T. Schmitz

Jay L. Rosenberg, Managing Director at Nuveen Asset Management, is the lead manager of the Fund. He began working with infrastructure and real estate assets in 1995. In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011. While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

Jeffrey T. Schmitz, CFA, Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund. Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams. He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2016, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Item 8(a)(2).

Other Accounts Managed. In addition to managing the registrant as of December 31, 2016, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda	Registered Investment Company	5	$6.48 billion	0	$0
Langenfeld	Other Pooled Investment Vehicles	4	$150 million	0	0
	Other Accounts	444	$582 million	0	0

Jay Rosenberg	Registered Investment Company	4	$6.85 billion	0	$0
	Other Pooled Investment Vehicles	12	$1.70 billion	0	0
	Other Accounts	10	$1.73 billion	0	0

Tryg Sarsland	Registered Investment Company	3	$2.17 billion	0	0
	Other Pooled Investment Vehicles	12	$1.70 billion	0	0
	Other Accounts	5	$1.20 billion	0	0

Jeffrey Schmitz	Registered Investment Company	8	$4.46 billion	0	0
	Other Pooled Investment Vehicles	4	$114 million	0	0
	Other Accounts	3	$1.002 billion	0	0

* Assets are as of December 31, 2016.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda Langenfeld	X
Jay Rosenberg				X
Tryg Sarsland	X
Jeffrey Schmitz				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
January 1-31, 2016	17,800	$13.07	17,800	952,400
February 1-29, 2016	0		0	952,400
March 1-31, 2016	0		0	952,400
April 1-30, 2016	0		0	952,400
May 1-31, 2016	0		0	952,400
June 1-30, 2016	0		0	952,400
July 1-31, 2016	0		0	952,400
August 1-31, 2016	0		0	975,000
September 1-30, 2016	0		0	975,000
October 1-31, 2016	0		0	975,000
November 1-30, 2016	0		0	975,000
December 1-31, 2016	0		0	975,000
Total	17,800

* The registrant’s repurchase program, for the repurchase of 980,000 shares, was authorized August 4, 2015. The program was reauthorized for a maximum repurchase amount of 975,000 shares on August 3, 2016. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017